UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐     Definitive Proxy Statement
☑     Definitive Additional Materials
☐     Soliciting Material Under Rule 14a-12
EPICEPT CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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EPICEPT CORPORATION
** IMPORTANT NOTICE * *
Regarding the Availability of Proxy Material for the
Stockholder Meeting to be held on 05/21/08

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
EPICEPT CORPORATION
C/O PROXY SERVICES
P.O. BOX 9141
FARMINGDALE, NY 11735
Proxy Material Available
•	Notice and Proxy Statement
•	Annual Report

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material Online or receive a paper or e-mail copy. If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge to you for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
Please make your request for a copy as instructed below on or before 05/07/08 to facilitate timely delivery.

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1) BY INTERNET	-	www.proxyvote.com

2) BY TELEPHONE	-	1-800-579-1639

3) BY E-MAIL*	-	sendmaterial@proxyvote.com
*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	05/21/08
Meeting Time:	10:00 A.M. EDT
For holders as of:	04/02/08

Meeting Location:

Offices of Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 1015 3

Meeting Directions:

For Meeting Directions Please Call:
(914) 606-3500

How To Vote

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to
WWW.PROXYVOTE.COM.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items
The Board of Directors recommends that you vote FOR the following proposals:
1.	The election of 01) Robert G. Savage and 02) John V. Talley to serve as Class III directors to hold office until the 2011 Annual Meeting or until their respective successors have been elected and qualified:

2.	The ratification of the selection by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 31. 2008;

3.	Amend the certificate of incorporation to increase the number of authorized shares of capital stock to 180,000,000 shares (including an increase of the number of authorized shares of Common Stock from 75,000,000 to 175,000,000);

4.	Adjourn the Annual Meeting to solicit additional proxies in the event there are insufficient votes to approve any of the foregoing Proposals; and

5.	Such other business as may properly come before the Annual Meeting or any adjournment thereof.